EXHIBIT 32(a)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of National Western Life Group, Inc. ("Company") on Form 10-K for the period ended December 31, 2019 as filed with the Securities and Exchange Commission on or about the date hereof ("Report"), I, Ross R. Moody, Chairman of the Board, President and Chief Executive Officer of the Company and I, Brian M. Pribyl, Senior Vice President, Chief Financial Officer, and Treasurer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 28, 2020

/S/Ross R. Moody
Ross R. Moody
Chairman of the Board, President and
Chief Executive Officer

/S/Brian M. Pribyl
Brian M. Pribyl
Senior Vice President, Chief Financial Officer
and Treasurer